UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)

                                 August 19, 2008

                      AMERICAN BANCORP OF NEW JERSEY, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       New Jersey                       0-51500                  55-0897507
 -------------------------------- ------------------------ ---------------------
 (State or other jurisdiction     (Commission file number)    (I.R.S. Employer
 of incorporation or organization)                        Identification Number)

                 365 Broad Street, Bloomfield, New Jersey 07003
          ---------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (973) 748-3600
          ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                  ------------

On August 19, 2008, American Bancorp of New Jersey, Inc. (the "Company") announced that its Board of Directors has declared a quarterly cash dividend of $0.05 per share to stockholders of record as of September 10, 2008 payable on or about September 24, 2008.

The Company also announced the completion of its stock repurchase program announced on January 3, 2008 and the initiation of a new program to repurchase up to an additional 5% of its outstanding shares in the open market or in privately negotiated transactions. These shares will be purchased from time to time depending upon market conditions.


Item 9.01.        Financial Statements and Exhibits.
                  ----------------------------------


     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits.

      Exhibit No.                    Exhibit
      -----------                    -------
          99                    Press release dated August 20, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  American Bancorp of New Jersey, Inc.
                                  (Registrant)


DATE: August 22, 2008             By: /s/ Eric B. Heyer
      ---------------                 -----------------------------------------
                                      Eric B. Heyer
                                      Senior Vice President and
                                      Chief Financial Officer